EXHIBIT 10.56

PROMISSORY NOTE

SECURED BY DEED OF TRUST

(HOUSING RELOCATION LOAN
PURSUANT TO AN EXTENSION
OF CREDIT MADE ON JUNE 21, 2002)

$600,000.00	Santa Clara, California
January 8, 2003

1.             FOR VALUE RECEIVED, the undersigned, Trevor J. Nicholls (“Maker”), hereby promises to pay to Affymetrix, Inc., a Delaware corporation (“Holder”), at 3380 Central Expressway, Santa Clara, California, or such other place as Holder may from time to time designate by written notice to Maker, the sum of Six Hundred Thousand Dollars ($600,000.00) together with interest on the unpaid principal hereof from the date hereof at the rate equal to the IRS imputed interest rate per annum, on the terms and conditions specified herein.  Subject to paragraphs 2 and 4 below, the entire principal amount under this Promissory Note (this “Note”), together with any accrued and unpaid interest, shall be due and payable on January 7, 2008.  The Maker hereby certifies that such sum shall be used for the exclusive purpose of the purchase of his new principal residence in connection with his transfer to a new principal place of work.

2.             This Note may be prepaid in whole or in part at any time without penalty.  All amounts payable hereunder shall be payable in lawful money of the United States of America.

3.             This Note is secured by the Deed of Trust made by Maker for the benefit of Holder encumbering certain real property commonly known as 230 Wooded View Drive, Los Gatos, California 95032.  Such Deed of Trust will be subordinate only to (i) a deed of trust (the “First Deed of Trust”) made by Maker, as trustor, for the benefit of an institutional lender that loaned money to Maker for the purpose of financing the original purchase price of the Property (or any refinancing of the principal amount of same); or (ii) a deed of trust made by Maker, as trustor, for the benefit of lender that loaned money to Maker in the form of a home improvement or home equity loan not to exceed $250,000 (the “Junior Deeds of Trust”).

4.             Notwithstanding anything to the contrary contained in this Note, the entire principal balance of this Note, together with accrued but unpaid interest, shall become immediately due and payable, upon the occurrence of any of the following:

a.             The 90th day following the date of any sale, conveyance, assignment, alienation or any other form of transfer of the Property, or any part thereof or interest therein, whether voluntary or involuntary, other than the First Deed of Trust or the Junior Deeds of Trust;

b.             Default in the performance or observance of any of the material covenants, conditions, provisions or agreements contained in this Note or in the Deed of Trust;

c.             Default in the performance or observance of any of the material covenants, conditions, provisions or agreements contained in any deed of trust (“Senior Deed of Trust”) which is or becomes a lien against the Property senior to the lien of the Deed of Trust, or any promissory note or obligation secured by such Senior Deed of Trust;

d.             The 90th day following the termination of Maker’s employment with the Company by the Company or Maker for any reason; or

e.             Default in the performance or observance of any of the material, covenants, conditions, provisions, or agreements contained in that certain Note of even date herewith in the amount of $400,000.00.

The failure of Holder to exercise any of the rights created by law or by this Note, or to promptly enforce any of the provisions hereof, shall not constitute a waiver of the right to exercise any such rights or to enforce any such provisions.  The waiver by Holder or any breach of or default under any term, covenant or condition herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

Holder may elect to forgive up to one hundred percent (100%) of the interest accrued during each calendar year during the term of this Note based on Maker’s achievement of annual performance criteria as determined by Maker in its sole and absolute discretion.

5.             Maker hereby waives demand and presentment for payment, notice of non-payment and dishonor, protest and notice of protest, and the benefit of any homestead exemption which may by law be waived as to this obligation.

6.             This Note may not be assigned, transferred, hypothecated, sold or otherwise disposed of by the Maker without the prior written consent of Holder, which consent may be withheld in its sole discretion.  All of the rights and/or duties of Holder hereunder shall be freely assignable.

7.             In the event Maker defaults on payment of this Note and such default continues for a period of sixty (60) days following written notice from Holder, Holder may, at its election, subsequent thereto charge a default rate of interest equal to 10% per annum.  In the event this Note is placed in the hands of an attorney for collection, Holder shall be entitled to recover its reasonable attorneys’ fees and costs incurred in collection of this Note.

8.             This Note shall be construed in accordance with and governed by the laws of the State of California.

MAKER:

/s/ Trevor J. Nicholls
Name:	Trevor J. Nicholls
Address:	230 Wooded View Drive
Los Gatos, CA 95032

SPOUSAL CONSENT

The undersigned spouse of Maker hereby approves the terms and conditions of this Note.  The undersigned hereby agrees to be irrevocably bound by the terms of the Note and the Amended and Restated Deed of Trust attached as Exhibit A hereto and further agrees that any community property interest shall be similarly bound.  The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights or obligations hereunder.

SPOUSE:

/s/ J.M. Nicholls
Name: J.M. Nicholls

RECORDING REQUESTED BY	EXHIBIT A

WHEN RECORDED MAIL TO:

Affymetrix, Inc.

3380 Central Expressway

Santa Clara, CA 95051

Attention:  General Counsel

SPACE ABOVE LINE FOR RECORDER’S USE

AMENDED AND RESTATED

DEED OF TRUST

THIS AMENDED AND RESTATED DEED OF TRUST (this “Trust Deed”) is made as of January 8, 2003, by TREVOR J. NICHOLLS (“Trustor”), in favor of STEWART TITLE OF CALIFORNIA, INC. (“Trustee”), for the benefit of AFFYMETRIX, INC., a Delaware corporation (“Beneficiary”), who amend and restate that certain Deed of Trust dated January 8, 2003 and recorded on January 10, 2003 as Document No. 16742159, Office Records, Santa Clara County, California, as follows:

Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, that certain property (the “Property”) located in Santa Clara County, California, more particularly described in Exhibit A attached hereto, together with the rents, issues and profits thereof; subject, however, to the right, power and authority hereinafter given to and conferred upon Trustor to collect and apply such rents, issues and profits, for the purpose of securing: (i) payment of the aggregate amount of One Million Dollars ($1,000,000.00) with interest thereon according to the terms of those certain promissory notes (individually a “Note” and collectively, the “Notes”) of even date herewith made by Trustor, and extensions or renewals thereof; (ii) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured; and (iii) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

A.            To protect the security of this Deed of Trust and with respect to the Property, Trustor agrees:

(i)            To keep the Property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building constructed thereon which may be damaged or destroyed and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the Property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the Property may be reasonably necessary, the specific enumerations herein not excluding the general.

(ii)           To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary; and to pay all costs and expenses, including the cost of evidence of title and attorneys’ fees in a reasonable sum, in any action or proceeding in which Beneficiary may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

(iii)          To pay (a) at least ten (10) business days before delinquency, all taxes and assessments affecting the Property, including assessments on appurtenant water stock; (b) when due, all encumbrances, charges and liens, with interest, on the Property or any part thereof, which appear to be prior or superior hereto; and (c) all costs, fees and expenses of this Deed of Trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary may, but without obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof.  Beneficiary is hereby authorized (a) to enter upon the Property for such purposes; (b) to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary; (c) to pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and (d) in exercising such powers, to pay necessary expenses, employ counsel and pay his or her reasonable fees.

(iv)          To pay immediately and without demand all sums so expended by Beneficiary, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby, any amount demanded by Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.            It is mutually agreed:

(i)            That any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiary.

(ii)           That, by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to so pay.

(iii)          That, at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Notes for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Beneficiary may reconvey any part of the Property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.

(iv)          That, upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Notes to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder.  The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.  The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

(v)           That, as additional security, Trustor hereby given to and confers upon Beneficiary the right, power and authority, during the continuance of these trusts to collect the rents, issues and profits of the Property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable.  Upon any such default, Beneficiary may, at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.  The entering upon and taking possession of the Property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(vi)          That, upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement thereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record.  Beneficiary also shall deposit with Trustee this Deed of Trust, the Notes and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in said notice for sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale.  Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement.  Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied.   The recitals in such deed of any matters of facts shall be conclusive proof of the truthfulness thereof.   Any person, including Trustor or Trustee, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including cost of evidence of title in connection with sale, Trustee shall apply (in the following order) the proceeds of sale to the payment of:  all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof, all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(vii)        Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Trustee and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of the proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor trustee, succeed to all its title, estate, rights, powers and duties.  Said instrument must contain the name of the original Trustor or

Trustee hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee.

(viii)      That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns.  The term Beneficiary shall mean the owner and holder, including pledgees, of the Notes secured hereby, whether or not named herein.  In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.

(ix)         The Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.  Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor or Trustee shall be a party unless brought by Trustee.

Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge thereof does not exceed the maximum allowed by laws.

The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to it at the address hereinbefore set forth.

C.            Insurance and Damage Claims.  Trustor shall maintain fire and other insurance on the Property consistent with industry standards.  All proceeds of any claim, demand, award, settlement or other payment arising or resulting from or otherwise relating to any such insurance or any loss or destruction of, injury or damage to the Property (a “Damage Claim”) are hereby assigned and shall be payable and delivered to Beneficiary (any such proceeds of any Damage Claim being referred to in this Trust Deed as “Damage Proceeds”).  Trustor shall take all action reasonably necessary or required by Beneficiary in order to protect Trustor’s and Beneficiary’s rights and interests with respect to any Damage Claim, including the commencement of, appearance in and prosecution of any appropriate action or other proceeding, and Beneficiary may in its discretion participate in any such action or proceeding at the expense of Trustor.

D.            Transfer.

                                (i)          Trustor agrees that Trustor shall not directly or indirectly sell, transfer or convey, whether voluntarily, involuntarily or by operation of law, or suffer or permit the same, all or any part of the Property subject to this Deed of Trust (each of which actions or events being herein called a “Transfer”) without Beneficiary’s prior written consent

                                (ii)         If any Transfer occurs without Beneficiary’s prior written consent, then, at its sole option, Beneficiary may, by written notice to Trustor, declare all obligations secured by this Deed of Trust immediately due and payable.  Trustor shall notify Beneficiary promptly in writing of all Transfers.

E.             Event of Default.

                Each of the following events constitutes a default by Trustor of its obligations hereunder:

(i)            The failure by Trustor to perform or comply with any material obligation, covenant or condition contained in the Notes or this Deed of Trust;

(ii)           The occurrence of any Transfer without Trustee’s prior written consent;

(iii)          The occurrence of any event set forth in Section 4 of either Note; or

(iv)          The occurrence of a default under any senior lien on the Property.

F.             Subordination.

This Deed of Trust is junior and subordinate to that certain deed of trust in favor of Bank of America, N.A. in the amount of $1,000,000.00 dated January 8, 2003.

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust effective as of the date first set forth above.

“Trustor”

Trevor J. Nicholls

EXHIBIT A

DESCRIPTION OF PROPERTY

The land referred to herein is situated in the State of California, County of Santa Clara, Town of Los Gatos, and is described as follows:

Lot 18, as shown on that certain Map of Tract No. 3907, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on March 22, 1965, in Book 192 of Maps, page(s) 25, 26 and 27.

STATE OF CALIFORNIA )
COUNTY OF                        )

                On                  , 2000, before me,                                                   , Notary Public, personally appeared                                                                                        , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                WITNESS my hand and office seal.

__________________________________
Signature of Notary

(SEAL)